                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                               POWER OF ATTORNEY

     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such officer of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Motorola, Inc. debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $800,000,000 proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of August, 1994.


                                   /s/ Carl F. Koenemann
                                   ---------------------
                                   Carl F. Koenemann
                                   Executive Vice President
                                   and Chief Financial Officer

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer and director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Motorola, Inc. debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $800,000,000 proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of August, 1994.


                                   /s/ John F. Mitchell
                                   ---------------------
                                   John F. Mitchell

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Motorola, Inc. debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $800,000,000 proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 2nd day of August, 1994.


                                   /s/ Erich Bloch
                                   ---------------------
                                   Erich Bloch

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer and director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Motorola, Inc. debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $800,000,000 proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of August, 1994.


                                   /s/ Robert W. Galvin
                                   ---------------------
                                   Robert W. Galvin

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer and director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Motorola, Inc. debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $800,000,000 proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 2nd day of August, 1994.


                                   /s/ Gary L. Tooker
                                   ---------------------
                                   Gary L. Tooker

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Motorola, Inc. debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $800,000,000 proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of August, 1994.


                                   /s/ Donald R. Jones
                                   ---------------------
                                   Donald R. Jones

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Motorola, Inc. debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $800,000,000 proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 1st day of August, 1994.


                                   /s/ Wallace C. Doud
                                   ---------------------
                                   Wallace C. Doud

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Motorola, Inc. debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $800,000,000 proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 2nd day of August, 1994.


                                   /s/ Gardiner L. Tucker
                                   ---------------------
                                   Gardiner L. Tucker

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Motorola, Inc. debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $800,000,000 proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of August, 1994.


                                   /s/ Walter E. Massey
                                   ---------------------
                                   Walter E. Massey

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Motorola, Inc. debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $800,000,000 proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of August, 1994.


                                   /s/ David R. Clare
                                   ---------------------
                                   David R. Clare

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Motorola, Inc. debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $800,000,000 proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of August, 1994.


                                   /s/ William J. Weisz
                                   ---------------------
                                   William J. Weisz

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officer and director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Motorola, Inc. debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $800,000,000 proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of August, 1994.


                                   /s/ Christopher B. Galvin
                                   -------------------------
                                   Christopher B. Galvin

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Motorola, Inc. debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $800,000,000 proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of August, 1994.


                                   /s/ B. Kenneth West
                                   ---------------------
                                   B. Kenneth West

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Motorola, Inc. debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $800,000,000 proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of August, 1994.


                                   /s/ John T. Hickey
                                   ---------------------
                                   John T. Hickey

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Motorola, Inc. debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $800,000,000 proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of August, 1994.


                                   /s/ Samuel C. Scott III
                                   -----------------------
                                   Samuel C. Scott III

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Motorola, Inc. debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $800,000,000 proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of August, 1994.


                                   /s/ Thomas J. Murrin
                                   ---------------------
                                   Thomas J. Murrin

                                                                      EXHIBIT 24


                                 MOTOROLA, INC.

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned director of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Motorola, Inc. debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $800,000,000 proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of August, 1994.


                                   /s/ Ann P. Jones
                                   ---------------------
                                   Ann P. Jones

                                                                      EXHIBIT

                                 MOTOROLA, INC.

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of MOTOROLA, INC., a Delaware corporation, does hereby make, constitute and appoint GARY L. TOOKER, CHRISTOPHER B. GALVIN AND CARL F. KOENEMANN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $800,000,000 proposed to be sold by such Corporation, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this day of August, 1994.
                                               ____________________________
                                                   David A. Christensen